Supplement to the
Fidelity Advisor® Event Driven Opportunities Fund
Class I
June 29, 2015
Prospectus

The following information replaces the similar information found in paragraph 4 in the "Shareholder Information" section under the heading "Buying Shares" on page 16.

Current or former Trustees or officers of a Fidelity fund or current or retired officers, directors, or regular employees of FMR LLC, or FIL Limited or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, persons acting as trustee for the sole benefit of the minor child of a Fidelity Trustee or employee, or employee benefit plans sponsored by FMR LLC or an affiliate;

AEDOI-15-02  October 30, 2015
1.9858203.102